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                                    EXHIBIT A

(KPMG Peat Marwick LLP letterhead)
KPMG Peat Marwick LLP
21700 Oxnard Street, Suite 1200
Woodland Hills, CA 91367
Telephone 818 227-6900
Telefax 818 702-0802

Mr. Henry R. Mandell
Chief Financial Officer
Spatializer Audio Laboratories, Inc., Inc.
Woodland Hills, California

September 28, 1998

Dear Mr. Mandell:

This to confirm that the client-auditor relationship between Spatializer Audio Laboratories, Inc. and KPMG Peat Marwick LLP has ceased.

Very truly yours,

/s/ KPMG Peat Marwick LLP


cc:  Chief Accountant, Securities and Exchange Commission